UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
May 3, 2017
(Date of earliest event reported)

Commission file number 1-7810
Energen Corporation
(Exact name of registrant as specified in its charter)

Alabama	63-0757759
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

605 Richard Arrington Jr. Boulevard North, Birmingham, Alabama	35203-2707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(205) 326-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
In accordance with the Energen Corporation (“Energen”) director retirement policy set forth in our Corporate Governance Guidelines, T. Michael Goodrich resigned from the Energen Board of Directors effective May 3, 2017.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

We held our Annual Meeting of shareholders on May 3, 2017. There were 97,187,767 shares of common stock eligible to be voted at the Annual Meeting and 89,796,553 shares were represented in person or by proxy. Shareholders voted on the following proposals:

1.	Three nominees for Director were elected for three-year terms expiring 2020 as follows:

	Kenneth W. Dewey	For	80,684,652
		Against	2,355,220
		Abstain	75,689
		Broker non-votes	6,680,992

	M. James Gorrie	For	80,694,924
		Against	2,335,255
		Abstain	85,382
		Broker non-votes	6,680,992

	James T. McManus, II	For	79,757,669
		Against	3,244,634
		Abstain	113,258
		Broker non-votes	6,680,992

	One nominee for Director was elected for a one-year term expiring in 2018.

	Laurence M. Downes	For	80,890,898
		Against	2,134,139
		Abstain	90,524
		Broker non-votes	6,680,992

2.	Proposal to ratify PricewaterhouseCoopers LLP as the Company’s independent registered public accountants - approved.

		For	89,350,607
		Against	330,636
		Abstain	115,310
		Broker non-votes	0

3.	Advisory vote on executive compensation - approved

		For	79,580,632
		Against	3,393,128
		Abstain	141,801
		Broker non-votes	6,680,992

4.	Advisory vote on the frequency of advisory votes on executive compensation

		1 year	73,321,412
		2 years	105,723
		3 years	9,584,620
		Abstain	103,806
		Broker non-votes	6,680,992

A majority of the shares voting on Proposal 4 voted in favor of an annual frequency for say-on-pay votes. Consistent with the Board’s prior recommendation and the advisory vote, the Board has approved an annual frequency for future say-on-pay votes. As a result, the Company expects that a say-on-pay vote will be held each year through 2023, when the next stockholder vote on the frequency of say-on-pay votes is required under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION
(Registrant)

May 3, 2017	By /s/ J. David Woodruff
J. David Woodruff
Vice President, General Counsel and Secretary of Energen Corporation

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